Exhibit 10.5

Hall&Company Certified Public Accountants, Inc. TAX, FINANCIAL AND MANAGEMENT CONSULTING SERVICES	111 PACIFICA, SUITE 300 IRVINE, CA 92618 (949) 910-HALL (4255) FAX (949) 910-4256 WWW.HALLCPAS.COM

October 9, 2018

Mr. Sean Tabatabai

Chief Executive Officer

NXChain, Inc.

17702 Mitchell North
Irvine, CA 92614

Dear Mr. Tabatabai:

This is to confirm that the client-auditor relationship between NXChain, Inc. (Commission File Number 0-22735) and Hall & Company has ceased.

Sincerely,

Hall & Company

CC:	Office of the Chief Accountant SECPS Letter File Securities and Exchange Commission SECPSletters@sec.gov 100 F Street, NE Washington, D.C. 20549